Exhibit 10.2

EXECUTION VERSION

REGISTRATION RIGHTS AGREEMENT

by and among

MAGELLAN PETROLEUM CORPORATION

and

THE HOLDERS LISTED ON THE SIGNATURE PAGES ATTACHED HERETO

Dated as of September 2, 2011

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT, dated as of September 2, 2011 is made and entered into

BY AND AMONG:

(1)	MAGELLAN PETROLEUM CORPORATION, a Delaware corporation (the Company); and

(2)	Those Holders set forth on and executing signature pages to this Agreement and listed on Schedule A (each an Owner, and collectively, the Owners),

together, the Parties.

WHEREAS:

(A)	The Company and the Owners are concurrently with this Agreement entering into a Purchase and Sale Agreement, pursuant to which the Company will issue Company Shares valued at, in the aggregate, $1,753,286.22 (as determined in accordance with the Purchase and Sale Agreement) to the Owners, allocated in accordance with the Purchase and Sale Agreement and as set forth on Schedule A (as amended by the Parties from time to time).

(B)	The Company wishes to give the Owners certain registration rights in connection with consummation of the Purchase and Sale Agreement.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and obligations set forth herein and in the Purchase and Sale Agreement, the Parties hereby agree as follows:

1.	DEFINITIONS

1.1	Certain Defined Terms

As used herein, the following terms shall have the following meanings:

Action means any legal, administrative, regulatory or other suit, action, claim, audit, assessment, arbitration or other proceeding, investigation or inquiry.

Agreement means this Registration Rights Agreement as it may be amended, supplemented, restated or modified from time to time.

Business Day means any day, other than a Saturday, Sunday or a day on which banks or stock exchanges are generally not open for business in New York, New York.

Company has the meaning set forth in the Preamble to this Agreement.

Company Indemnitees has the meaning set forth in Section 2.3(b).

Company Shares means the shares of common stock, par value $0.01 per share, of the Company.

Exchange Act means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the SEC from time to time thereunder.

Form S-3 means such form under the Securities Act as is in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC and the offering of shares on a delayed or continuous basis.

Governmental Entity shall mean any court, administrative agency or commission or other governmental authority or instrumentality, whether federal, state, local or foreign and any applicable industry self-regulatory organization.

Holder means each Owner that has acquired Registrable Securities from the Company and has agreed in writing to be bound by the terms hereof and become a Holder for purposes of this Agreement.

Holder Indemnitees has the meaning set forth in Section 2.3(a).

Issuer Free Writing Prospectus means an issuer free writing prospectus, as defined in Rule 433 under the Securities Act, relating to an offer of the Registrable Securities.

Law means any statute, law, code, ordinance, rule or regulation of any Governmental Entity.

Losses has the meaning set forth in Section 2.3(a).

Person means any individual, corporation, limited liability company, limited or general partnership, joint venture, association, joint stock company, trust, unincorporated organization, government or any agency or political subdivisions thereof or any group (within the meaning of Section 13(d)(3) of the Exchange Act) comprised of two or more of the foregoing.

Prospectus means the prospectus included in any Registration Statement (including a prospectus that discloses information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, any Issuer Free Writing Prospectus related thereto, and all other amendments and supplements to such prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

Registrable Securities means any Company Shares owned by the Holders and issued pursuant to the Purchase and Sale Agreement and any securities which may be issued or distributed in respect thereof by way of stock dividend or stock split or other distribution or in connection with a combination of shares, recapitalization, reorganization, merger, consolidation, reclassification or otherwise or any other securities into which or for which shares of any other successor securities are received in respect of any of the foregoing. As to any particular Registrable Securities, such Registrable Securities shall also permanently cease to be Registrable Securities on the earliest date on which such securities (a) have been effectively registered under the Securities Act and disposed of in accordance with a registration statement, (b) shall have been distributed to the public in accordance with Rule 144 (or any similar provision then in force) or otherwise transferred in a manner that results in the security being so transferred being freely transferable thereafter, (c) shall have been repurchased by the Company, (d) shall have ceased to be outstanding or (e) shall have become freely tradable under Rule 144(k).

Registration Expenses has the meaning set forth in Section 2.5

Registration Notice has the meaning set forth in Section 2.1.

Registration Statement means any registration statement of the Company under the Securities Act which permits the public offering of any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

Purchase and Sale Agreement shall mean the Purchase and Sale Agreement between the Company and the Owners dated as of the day hereof, as such agreement may be further amended or restated from time to time.

Rule 144 means Rule 144 under the Securities Act.

SEC means the United States Securities and Exchange Commission.

Securities Act means the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC from time to time thereunder.

Selling Holder means each Holder of Registrable Securities included in a registration pursuant to Section 2.

Shelf has the meaning set forth in Section 2.1.

Shelf Registration Statement means a Registration Statement of the Company filed with the SEC on Form S-3 (or any successor form or other appropriate form under the Securities Act) for an offering to be made on a continuous or delayed basis pursuant to Rule 415 under the Securities Act covering Registrable Securities.

1.2	Construction

Unless the context of this Agreement otherwise clearly requires, (a) references to the plural include the singular, and references to the singular include the plural, (b) references to any gender include the other genders, (c) the words “include,” “includes” and “including” do not limit the preceding terms or words and shall be deemed to be followed by the words “without limitation”, (d) all references to Sections, paragraphs or clauses shall be deemed references to Sections, paragraphs or clauses of this Agreement, (e) the terms “hereof”, “herein”, “hereunder”, “hereto” and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement, (f) the term “or” is not exclusive, (g) the terms “day” and “days” mean and refer to calendar day(s), (h) the word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”, (i) any Law defined or referred to herein means such Law as from time to time amended, modified or supplemented, including by succession of comparable successor Laws and references to all attachments thereto and instruments incorporated therein, (j) references to a Person are also to its permitted successors and assigns and (k) the headings and captions in this Agreement and in the table of contents are included for convenience of reference only and shall be ignored in the construction or interpretation of this Agreement.

2.	REGISTRATION RIGHTS

2.1	Shelf Registration

The Company shall use its commercially reasonable efforts to file, as soon as reasonably practicable following the date hereof, but in any event prior to October 15, 2011, a Shelf Registration Statement for a Shelf Registration on Form S-3 covering the resale of the Registrable Securities on a delayed or continuous basis (the Shelf). The Company shall use commercially reasonable efforts to cause the Shelf Registration Statement to become effective as soon as reasonably practicable thereafter. The Company shall give written notice of the filing of the Shelf Registration Statement at least twenty (20) days prior to filing the Shelf Registration Statement to all Holders of Registrable Securities (the Registration Notice) and shall include in such Shelf Registration Statement all Registrable Securities. The Company shall maintain the Shelf in accordance with the terms hereof.

2.2	Registration Procedures

Whenever the Company is required to use its commercially reasonable efforts to effect the registration of any offering of Registrable Securities under the Securities Act as provided in Section 2, the Company shall use its commercially reasonable efforts to effect such registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company shall use its commercially reasonable efforts to cooperate in the sale of the Registrable Securities and shall use its commercially reasonable efforts to, as expeditiously as possible:

(a)	Prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement and use its commercially reasonable efforts to cause such Registration Statement to be continuously effective as long as the Registrable Securities have not been sold or until they can be sold under Rule 144 and comply in all material respects with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement, and cause the related Prospectus to be supplemented by any prospectus supplement or Issuer Free Writing Prospectus as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of the securities covered by such Registration Statement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act.

(b)

Notify the Holders as promptly as reasonably practicable, and (if requested by any such Person) confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement, Issuer Free Writing Prospectus or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC or any other Governmental Entity for amendments or supplements to a Registration Statement or related Prospectus or Issuer Free Writing Prospectus or for additional information, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) if the Company becomes aware at any time that the representations and warranties of the Company contained in any underwriting agreement, securities sale agreement, or other similar agreement relating to the offering cease to be true and correct in any material respect, (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or overt threatening of any proceeding for such purpose, and (vi) of the happening of any event (but not the nature or the details concerning such event) that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference or any Issuer Free Writing Prospectus related thereto untrue in any material respect or that requires the making of any changes in such Registration Statement, Prospectus, documents or Issuer Free Writing Prospectus so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, not misleading, and that in the case of any Prospectus or Issuer Free Writing Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(c)	Use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction at the reasonably earliest practical date.

(d)	If requested by the Holders, promptly include in a Prospectus supplement, post-effective amendment or Issuer Free Writing Prospectus such information as the Holders may reasonably request in order to permit the intended method of distribution of such securities and make all required filings of such Prospectus supplement, such post-effective amendment or Issuer Free Writing Prospectus as soon as practicable after the Company has received such request.

(e)	Furnish or make available to each Selling Holder without charge, such number of conformed copies of the Registration Statement and each post-effective amendment thereto, including financial statements, and such other documents, as Holders may reasonably request in order to facilitate the disposition of the Registrable Securities.

(f)	Deliver to each Selling Holder without charge, as many copies of the Prospectus or Prospectuses (including each form of Prospectus and any Issuer Free Writing Prospectus related to any such Prospectuses) and each amendment or supplement thereto as such Persons may reasonably request in connection with the distribution of the Registrable Securities; and the Company, subject to the last paragraph of this Section 2.2, hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the Selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any such amendment or supplement thereto.

(g)	Prior to any public offering of Registrable Securities, use its commercially reasonable efforts to register or qualify or cooperate with the Selling Holders and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or “Blue Sky” laws of such jurisdictions within the United States as the Selling Holders reasonably request in writing (provided, however, that the Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any jurisdiction in which it is not then qualified to file any general consent to service of process) and to use its commercially reasonable efforts to keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and to take any other action that may be necessary or advisable to enable such Selling Holders to consummate the disposition of such Registrable Securities in such jurisdiction.

(h)	Cooperate with the Selling Holders to facilitate the timely preparation and delivery of certificates (not bearing any legends) representing Registrable Securities to be sold after receiving written representations from each Selling Holder that the Registrable Securities represented by the certificates so delivered by such Selling Holder will be transferred in accordance with the Registration Statement, and enable such Registrable Securities to be in such denominations and registered in such names as the Selling Holders may request at least two (2) Business Days prior to any sale of Registrable Securities.

(i)	Upon the occurrence of any event contemplated by Sections 2.2(b)(ii), (b)(iii), (b)(iv), (b)(v) or (b)(vi) above, prepare a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference or an Issuer Free Writing Prospectus related thereto, or file any other required document so that, as thereafter delivered to the Selling Holders, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(j)	Provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such Registration Statement from and after a date not later than the effective date of such Registration Statement.

(k)	Use its commercially reasonable efforts to cause all Registrable Securities covered by such Registration Statement to be authorized to be listed on (i) The Nasdaq Capital Market, so long as securities of the same class issued by the Company are then listed on The Nasdaq Capital Market and (ii) each other national securities exchange, if any, on which securities of the same class issued by the Company are then listed.

(l)	Enter into customary agreements and take all such other actions reasonably requested by the Selling Holders to expedite or facilitate the disposition of such Registrable Securities.

(m)	Cooperate and assist in any filings required to be made with the Financial Industry Regulatory Authority.

(n)	Otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the SEC and any applicable national securities exchange, to the extent applicable to the offer and sale of Registrable Securities by the Holders from time to time in accordance with the methods of distribution set forth in the Registration Statement, and make available to its security holders, as soon as reasonably practicable (but not more than 18 months) after the effective date of the registration statement, an earnings statement which shall satisfy the provisions of Section 11(a) of the Securities Act.

Each Selling Holder agrees that, upon receipt of written notice from the Company of the happening of any event of the kind described in Sections 2.2(b)(ii), (b)(iii), (b)(iv), (b)(v) or (b)(vi) hereof, each such Holder will forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement or Prospectus until such Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 2.2(i) hereof, or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus. Each Selling Holder agrees to notify the Company as promptly as reasonably practicable, if any Selling Holder becomes aware at any time that the representations and warranties of such Selling Holder contained in any securities sale agreement or other similar agreement relating to an offering made pursuant to this Agreement cease to be true and correct in any material respect.

2.3	Indemnification

(a)	Indemnification by the Company

The Company shall indemnify and hold harmless, to the fullest extent permitted by Law, (i) each Selling Holder whose Registrable Securities are covered by such Registration Statement or Prospectus, the officers, directors, general partners, managing members and managers of each of them, each Person who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) each such Holder and the officers, directors, general partners, managing members and managers of each such controlling person (collectively, Holder Indemnitees), from and against any and all losses, claims, damages, liabilities, expenses (including, without limitation, costs of preparation and reasonable attorneys’ fees and any other reasonable fees or expenses incurred by such party in connection with any investigation or Action), judgments, fines, penalties, charges and amounts paid in settlement (collectively, Losses), as incurred, arising out of or based upon any untrue statement (or alleged untrue statement) of a material fact contained in any applicable Registration Statement (or in any preliminary or final Prospectus contained therein, any document incorporated by reference therein or Issuer Free Writing Prospectus related thereto) or any other offering circular, amendment of or supplement to any of the foregoing, or based on any omission (or alleged omission) to state therein (in the case of a final or preliminary Prospectus, in light of the circumstances under which they were made) a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, that the Company shall not be liable to any Holder Indemnitee in any such case to the extent that any such Loss arises out of or is based on (i) any untrue statement or omission by a Holder Indemnitee, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement (or in any preliminary or final Prospectus contained therein, any document incorporated by reference therein or Issuer Free Writing Prospectus related thereto), offering circular, amendment of or supplement to any of the foregoing or other document in reliance upon and in conformity with written information furnished to the Company by any Holder Indemnitee specifically for inclusion in such document, (ii) a Holder Indemnitee’s failure to deliver a copy of the relevant current Prospectus or any amendments or supplements thereto or any Free Writing Prospectus after such Holder Indemnitee has been furnished with copies thereof in advance of the time of first sale or (iii) a Holder’s sale of securities during the occurrence of an event described in Sections 2.2(b)(ii), 2.2(b)(iii), 2.2(b)(iv), 2.2(b)(v) or 2.2(b)(vi) hereof, after reasonable notice thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any Holder Indemnitee or any other Holder. The foregoing indemnity agreement is in addition to any liability that the Company may otherwise have to each Holder Indemnitee.

(b)	Indemnification by Selling Holders

In connection with any Registration Statement in which a Holder is participating by registering Registrable Securities, such Holder shall furnish to the Company in writing such information as the Company reasonably requests specifically for use in connection with any Registration Statement or Prospectus and agrees to indemnify and hold harmless, to the fullest extent permitted by Law, the Company, the officers, directors, general partners, managing members and managers of the Company, and each Person who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) the Company and the officers, directors, general partners, managing members and managers of each such controlling person (collectively, the Company Indemnitees), from and against all Losses, as incurred, arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any such Registration Statement (or in any preliminary or final Prospectus contained therein, any document incorporated by reference therein or Issuer Free Writing Prospectus related thereto) or any other offering circular or any amendment of or supplement to any of the foregoing, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a final or preliminary Prospectus, in light of the circumstances under which they were made) not misleading, in each case solely to the extent that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement (or in any preliminary or final Prospectus contained therein, any document incorporated by reference therein or Issuer Free Writing Prospectus related thereto), offering circular, or any amendment of or supplement to any of the foregoing or other document in reliance upon and in conformity with written information furnished to the Company by a Holder expressly for inclusion in such document, (ii) a Holder’s failure to deliver a copy of the relevant current Prospectus or any amendments or supplements thereto or any Free Writing Prospectus after such Holder has been furnished with copies thereof in advance of the time of first sale or (iii) by a Holder’s sale of securities during the occurrence of an event described in Sections 2.2(b)(ii), 2.2(b)(iii), 2.2(b)(iv), 2.2(b)(v) or 2.2(b)(vi) hereof, after reasonable notice thereof; and provided, however, that the liability of each Selling Holder hereunder shall be limited to the net proceeds received by such Selling Holder from the sale of Registrable Securities covered by such Registration Statement.

(c)	Conduct of Indemnification Proceedings

If any Person shall be entitled to indemnity hereunder (an indemnified party), such indemnified party shall give prompt notice to the party from which such indemnity is sought (the indemnifying party) of any claim or of the commencement of any Action with respect to which such indemnified party seeks indemnification or contribution pursuant hereto; provided, however, that the delay or failure to so notify the indemnifying party shall not relieve the indemnifying party from any obligation or liability except to the extent that the indemnifying party has been actually prejudiced by such delay or failure. The indemnifying party shall have the right, exercisable by giving written notice to an indemnified party promptly after the receipt of written notice from such indemnified party of such claim or Action, to assume, at the indemnifying party’s expense, the defense of any such Action, with counsel reasonably satisfactory to such indemnified party; provided, however, that an indemnified party shall have the right to employ separate counsel in any such Action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless: (i) the indemnifying party agrees to pay such fees and expenses; (ii) the indemnifying party fails promptly to assume, or in the event of a conflict of interest cannot assume, the defense of such Action or fails to employ counsel reasonably satisfactory to such indemnified party, in which case the indemnified party shall also have the right to employ counsel and to assume the defense of such Action; or (iii) in the indemnified party’s reasonable judgment, after receiving advice of counsel, a conflict of interest between such indemnified and indemnifying parties may exist in respect of such Action; provided, further, however, that the indemnifying party shall not, in connection with any one such Action or separate but substantially similar or related Actions in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one firm of attorneys (together with one local counsel in any jurisdiction in which the Action is filed) at any time for all of the indemnified parties, or for fees and expenses that are not reasonable. Whether or not such defense is assumed by the indemnifying party, such indemnified party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld or delayed). The indemnifying party shall not consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by all claimants or plaintiffs to such indemnified party of a release, in form and substance reasonably satisfactory to the indemnified party, from all liability in respect of such claim or litigation.

(d)	Contribution

(i)	If the indemnification provided for in this Section 2.3 is unavailable to an indemnified party in respect of any Losses (other than in accordance with its terms), then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party, on the one hand, and indemnified party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been taken by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission.

(ii)	The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2.3(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding anything to the contrary contained in this Section 2.3(d), an indemnifying party that is a Selling Holder shall not be required to contribute any amount in excess of the amount by which the net proceeds from the sale of the Registrable Securities sold by such Selling Holder exceeds the amount of any damages that such indemnifying party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

2.4	Rule 144

The Company covenants that it will use its commercially reasonable efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder and to take such further action as the Holders may reasonably request, all to the extent required from time to time to enable the Holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 or Regulation S under the Securities Act, as such Rules may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC.

2.5	Registration Expenses

In connection with the registration effected in accordance with this Section 2, the Company shall pay all reasonable (a) registration, and filing fees (including fees and expenses (i) with respect to filings required to be made with all applicable securities exchanges and/or the Financial Industry Regulatory Authority and (ii) of compliance with securities or Blue Sky laws), (b) printing, distributing, mailing and delivery expenses for any Registration Statement, any Prospectus, transmittal letters, securities certificates and other documents relating to the performance of and compliance with this Agreement, (c) messenger, telephone and delivery expenses of the Company, (d) fees and disbursements of counsel for the Company, and (e) fees and disbursements of all independent certified public accountants and any other persons, including special experts retained by the Company (the Registration Expenses), but excluding fees and disbursements of counsel for the Selling Holders. In connection with the registration effected in accordance with this Section 2, Selling Holders shall pay all fees and disbursements of counsel for the Selling Holders and (ii) and any stock transfer taxes. For the avoidance of doubt, the Company shall bear all of its internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange on which similar securities issued by the Company are then listed and rating agency fees and the fees and expenses of any Person, including special experts, retained by the Company.

2.6	Holder Information

Any Holder proposing to sell any Registrable Securities in any registration shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement. Any Holder proposing to sell any Registrable Securities in any registration shall enter into customary agreements and take all such other actions reasonably requested by the Company to expedite or facilitate the disposition of such Registrable Securities.

3.	MISCELLANEOUS

3.1	Notices

All notices, requests, claims, demands and other communications required or permitted to be given under this Agreement shall be in writing and shall be delivered by hand, sent by fax or sent by overnight courier service and shall be deemed given, effective and received if (a) given by personal delivery, or by overnight courier, when actually delivered and signed for, or (b) given by facsimile, when such facsimile is transmitted to the facsimile number specified below and receipt therefor is confirmed to the Party concerned at its address set forth below (or at such other address as a Party may specify by written notice pursuant to this Section 3.1 to the other):

if to a Holder, to:

See Schedule A

if to the Company, to:

Magellan Petroleum Corporation

7 Custom House St., 3rd Floor

Portland, ME 04101

Fax: (207) 553-2250

Attention: Antoine Lafargue

with a copy to:

Allen & Overy LLP

1221 Avenue of the Americas

New York, NY 10020

Fax: (212) 610-6399

Attention: Mitchell Silk

3.2	Amendment and Waiver

(a)	Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each Party, or in the case of a waiver, by the Party against whom the waiver is to be effective.

(b)	Any waiver of any term or condition of this Agreement shall not be construed as a waiver of any subsequent breach, or a subsequent waiver of the same term or condition or a waiver of any other term or condition, of this Agreement. The failure of any Party to assert any of its rights hereunder shall not constitute a waiver of any of such rights. No failure or delay by any Party in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Other than as expressly set forth herein, the rights and remedies provided in this Agreement shall be cumulative and not exclusive of any rights or remedies provided by Law.

3.3	Successors and Assigns

The provisions of this Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns; provided that a Party may only assign, delegate or otherwise transfer its rights or obligations under this Agreement to a transferee of the Registrable Securities in connection with a transaction exempt from registration under the Securities Act. Any attempted assignment in violation of this Section 3.3 shall be void.

3.4	Remedies

(a)	Each Party acknowledges that monetary damages would not be an adequate remedy in the event that any of the covenants or agreements in this Agreement is not performed in accordance with its terms, and it is therefore agreed that, in addition to and without limiting any other remedy or right it may have, the non-breaching Party will have the right to an injunction, temporary restraining order or other equitable relief in any court of competent jurisdiction enjoining any such breach or threatened breach and enforcing specifically the terms and provisions hereof. Each Party agrees not to oppose the granting of such relief in the event a court determines that such a breach has occurred, and to waive any requirement for the securing or posting of any bond in connection with such remedy.

(b)	All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by any Party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such Party.

3.5	Governing Law

This Agreement (and any claims or disputes arising out of or related to this Agreement or to the inducement of any Party to enter into this Agreement, whether for breach of contract, tortious conduct or otherwise and whether predicated on common law, statute or otherwise) shall in all respects be governed by and construed in accordance with the Laws of the State of New York, including all matters of construction, validity and performance, in each case without reference to any conflict of law rules that might lead to the application of the Laws of any other jurisdiction. Each Party irrevocably and unconditionally waives any objection to the application of the Laws of the State of New York to any action, suit or proceeding arising out of this Agreement and further irrevocably and unconditionally waives and agrees not to plead or claim that any such action, suit or proceeding should not be governed by the Laws of the State of New York.

3.6	Consent to Jurisdiction

(a)	Each Party irrevocably submits to the exclusive jurisdiction of (a) the Supreme Court of the State of New York, New York County, and (b) the United States District Court for the Southern District of New York, for the purposes of any proceeding directly or indirectly arising out of, under or in connection with this Agreement or the Transactions. Each Party agrees to commence any such proceeding either in the United States District Court for the Southern District of New York or, if such Proceeding may not be brought in such court for jurisdictional reasons, in the Supreme Court of the State of New York, New York County. Each Party further agrees that service of any process, summons, notice or document by U.S. registered mail to such Party’s respective address set forth above shall be effective service of process for any proceeding in New York with respect to any matters to which it has submitted to jurisdiction in this Section 3.6. Each Party irrevocably and unconditionally waives any objection to the laying of venue of any proceeding directly or indirectly arising out of, under or in connection with this Agreement in (i) the Supreme Court of the State of New York, New York County, or (ii) the United States District Court for the Southern District of New York, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such proceeding brought in any such court has been brought in an inconvenient forum.

3.7	WAIVER OF JURY TRIAL

EACH PARTY HEREBY EXPRESSLY AND IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) DIRECTLY OR INDIRECTLY RELATING TO ANY DISPUTE ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. Each Party (a) certifies that no representative, agent or attorney of the other Party has represented, expressly or otherwise, that such other Party would not, in the event of litigation, seek to enforce the foregoing waiver and (b) acknowledges that it and the other Party have been induced to enter into this Agreement, as applicable, by, among other things, the mutual waivers and certifications in this Section 3.7.

3.8	Counterparts

This Agreement may be signed in any number of counterparts (including by facsimile or other electronic signature), each of which shall be an original, with the same effect as if the signatures were upon the same instrument. This Agreement shall become effective when each Party shall have received a counterpart of this Agreement signed by the other Party.

3.9	Severability

If any provision of this Agreement (or any portion thereof) or the application of any such provision (or any portion thereof) to any Person or circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement (or the remaining portion thereof) or the application of such provision to any other Person or circumstances. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby are completed as originally contemplated to the greatest extent possible.

3.10	Entire Agreement

This Agreement constitutes the entire agreement and understanding between the Parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, between the Parties with respect to the subject matter of this Agreement.

3.11	Termination

This Agreement shall terminate at such time as there are no Registrable Securities, except for the provisions of Sections 2.3 and 2.5 and this Section 3, which shall survive such termination.

SIGNATORIES

IN WITNESS WHEREOF, the Parties have duly executed this Agreement as of the day and year first above written.

COMPANY MAGELLAN PETROLEUM CORPORATION

By:	/s/ Antoine Lafargue
Name:	Antoine Lafargue
Title:	Chief Financial Officer

HOLDERS

JTWI, INC.

By: /s/ John T. Wilson
Name: John T. Wilson
Title: President

MONTY HOFFMAN

/s/ Monty Hoffman

GEORGE MAINZER

/s/ George Mainzer

NAING AYE

/s/ Naing Aye

PEBCOR ENTERPRISES

By: /s/ Elliot L. Trepper
Name: Elliot L.Trepper
Title: President

WAYNE KAHMEYER

/s/ Wayne Kahmeyer

TERRY ROSS

/s/ Terry Ross

SCHEDULE A

HOLDERS

Holder	Address	Company Shares
JTWI, Inc.	700 E. 9th St. Suite 200 Denver, CO 80203 P: (310) 279-2480 F:

Monty Hoffman	6565 W. Hoover Pl. Littleton, CO 80123 P: (303) 921-1716 F:

George Mainzer	5808 S. Kenton St. Englewood, CO 80111-3985 P: (3030) 721-7987 F:

Naing Aye	5905 El Diente Ct. Golden, CO 80401 P: (303) 384-3857 F:

Pebcor Enterprises	550 E. 12th Ave. Apt 1905 Denver, CO 80203 P: (303) 534-1839 F:

Wayne Kahmeyer	6835 Winter Ridge Ct. Castle Rock, CO 80108-3668 P: (303) 884-5680 F:

Terry Ross	P.O. Box 1428 Poplar, MT 59255-1428 P: (406) 768-7021 F: